Exhibit D-5









                       August 3, 2000


United States Securities and Exchange Commission
Attn: Jonathan G. Katz, Secretary
450 5th Street, NW
Judiciary Plaza
Washington, D.C. 20549

     Re:  Form SE - File No. 70-9625 [Mountaineer Gas Acquisition]

Gentlemen:

      Enclosed  is  a copy of Form SE that should  accompany
Amendment No. 5, filed via Edgar, in the above referenced file.


                                   Sincerely,


                                   /s/ THOMAS K. HENDERSON

                                   Thomas K. Henderson




Enclosures:  Form SE

cc:  Catherine A. Fisher, IM/OPUR
     Robert P. Wason, IM/OPUR



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                           FORM SE
        FORM FOR SUBMISSION OF PAPER FORMAT EXHIBITS
                    BY ELECTRONIC FILERS




MONONGAHELA POWER COMPANY               0000067646
____________________________            ________________________
Exact name of registrant as specified   Registrant CIK Number
in charter



Amendment No.5                          File No. 70-9625
____________________________            ________________________
Electronic Report, schedule or          SEC file number, if available
registration statement of which
the documents are a part

___________________________________________________________________
             Name of Person Filing the Document
               (if other than the Registrant)

                         Signatures


                    Filings Made by the Registrant:

                    MONONGAHELA POWER COMPANY
                    (Registrant)

                    /s/ THOMAS K. HENDERSON
                    ________________________________________
                    Thomas K. Henderson


Filings Made by Person Other Than the Registrant:

     After reasonable inquiry and to the best of my knowledge and belief, I certify on _____________, 2000, that the information set forth in this statement is true and complete.


______________________________       By:  (Name)


______________________________            (Title)

Documents Filed Herewith:

     a.   Exhibits and Financial Statements

          D-5  Order  of  the  Federal  Communications Commission
               [Re-issued Licenses]